UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 11, 2007 (October 5, 2007)
Date of report (Date of earliest event reported)

UNITED FUEL & ENERGY CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-68008	91-2037688
(Commission File Number)	(IRS Employer Identification No.)

405 N. Marienfeld, 3rd Floor, Midland, Texas	79701
(Address of Principal Executive Offices)	(Zip Code)

(432) 571-8000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 14, 2007, we entered into a Mutual Stock Purchase Agreement (the “Purchase Agreement”) with Frank P. Greinke, Frank P. Greinke, in his capacity as Trustee under the Greinke Business Living Trust dated April 20, 1999 (the “Trust”), and Cardlock Fuels System, Inc., a California corporation (“CFS”), pursuant to which we agreed to acquire all of the outstanding stock of CFS from the Trust in exchange for the issuance to the Trust of 26,641,276 shares of our common stock. Pursuant to the terms of the Purchase Agreement, we also agreed to enter into several ancillary agreements and to take other actions in connection with the completion of our acquisition of CFS.

Stockholders Agreement

In connection with the completion of our acquisition of CFS on October 5, 2007, we entered into a Stockholders Agreement with Frank P. Greinke, the Trust, Thomas E. Kelley, Charles McArthur and Falcon Seaboard Investment Company. Pursuant to the terms of this Stockholders Agreement, Mr. Kelly, Mr. McArthur and Falcon Seaboard agreed, for a period ending on October 5, 2008, to vote all of their shares at any of our stockholders meetings in favor of Mr. Greinke’s election to our board of directors. In turn, Mr. Greinke and the Trust agreed to vote all of their shares at any stockholders meeting, over the same time period, AGAINST any action to remove any member of our board of directors, FOR any action to reelect the existing members of our board of directors, and otherwise in accordance with the written recommendations of Mr. McArthur.

The foregoing description of the Stockholders Agreement is not complete and is qualified in its entirety by reference to the full text of the Stockholders Agreement, a copy of which is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

Registration Rights Agreement

In connection with the completion of our acquisition of CFS on October 5, 2007, we entered into a Registration Rights Agreement with the Trust. Under the Registration Rights Agreement, we agreed to offer to include shares of our common stock owned by the Trust in any registration statement we file with the SEC under the Securities Act on or after October 5, 2008.

The foregoing description of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed herewith as Exhibit 4.2 and is incorporated herein by reference.

Trademark License and Supply Agreement

In connection with the completion of our acquisition of CFS on October 5, 2007, we entered into a Trademark License and Supply Agreement with Southern Counties Oil Co., a California limited partnership doing business as SC Fuels (“SC Fuels”), whereby SC Fuels offered us continued use of the SC Fuels logo and trademark in connection with the ongoing business operations of CFS in exchange for our continued use of SC Fuels as the primary supplier of motor fuels for sale at the unattended cardlock facilities operated by CFS.

The foregoing description of the Trademark License and Supply Agreement is not complete and is qualified in its entirety by reference to the full text of the Trademark License and Supply Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Employment Agreement

In connection with the completion of our acquisition of CFS on October 5, 2007, we entered into an Amended and Restated Executive Employment Agreement with Charles McArthur, our President and Chief Executive Officer. The Employment Agreement becomes effective on January 1, 2008 and extends Mr. McArthur’s employment term through January 1, 2011. Under the Employment Agreement, Mr. McArthur will earn a base salary of $325,000 per year and be eligible to receive up to a $25,000 yearly raise at the discretion of the compensation committee of our board of directors. Mr. McArthur will be eligible for an annual bonus of up to 100% of his base salary for meeting performance criteria established by our compensation committee. Additionally, Mr. McArthur will be eligible to receive annual restricted stock grants of up to 150,000 shares of our common stock at the discretion of our compensation committee. As part of the Employment Agreement, Mr. McArthur has agreed not to compete with us within certain specified geographic areas from the commencement of the Employment Agreement through a period of two years following the termination of his employment with us.

The foregoing description of the Employment Agreement is not complete and is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Short-Term Promissory Note

In connection with the completion of our acquisition of CFS on October 5, 2007, CFS was released from all liabilities and obligations under that certain Amended and Restated Revolving Credit and Term Loan Agreement dated September 29, 2006 by and among CFS, SC Fuels, PNEC Corporation, Comerica Bank, N.A., and U.S. Bank, National Association (the “SC Fuels Credit Facility”). In consideration of CFS being released under the SC Fuels Credit Facility, CFS entered into a short-term promissory note dated October 5, 2007 payable to SC Fuels with an aggregate principal amount of $10,000,000.00 (subject to adjustment pursuant to CFS’s final closing balance sheet as of October 5, 2007, upon mutual agreement between the parties). The outstanding principal balance will accrue interest at the rate determined under the SC Fuels Credit Facility, which is currently 6.875%. The entire balance of outstanding principal and accrued interest under the short-term promissory note is due and payable in full on or before October 26, 2007.

Second Amendment to Second Amended and Restated Financing Agreement

On October 5, 2007, our subsidiaries, United Fuel & Energy Corporation, a Texas corporation (“United”), Three D Oil Co. of Kilgore, Inc., a Texas corporation (“Three D”), and CFS, entered into a Second Amendment to the Second Amended and Restated Financing Agreement with The CIT Group/Business Credit, Inc., as agent and a lender, SunTrust Bank, as documentation agent and a lender, and PNC Bank, National Association, and Wachovia Bank, N.A., as lenders. The Second Amendment amended the terms of our existing revolving credit facility to add CFS as a borrower under the facility. Accordingly, CFS granted the lenders a security interest in all of its accounts, inventory, general intangibles, documents of title, real estate, equipment, and other collateral. We guaranteed the obligations of CFS under the Second Amendment and such guarantee is secured by the capital stock of United, Three D and CFS.

The foregoing description of the Second Amendment is not complete and is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is filed herewith as Exhibit 10.3 and is incorporated herein by reference.

Indemnification Agreement

On October 5, 2007, we entered into Indemnification Agreements with each member of our board of directors. The Indemnification Agreements provide that we will indemnify each of our directors to the fullest extent permitted by our Articles of Incorporation, Bylaws and applicable Nevada law if they become a party to or are threatened with a legal matter arising out of their service as a director or otherwise in a similar capacity either for us or of another entity at our request. We also agreed to advance, to the fullest extent permitted by law, to each director any and all expenses incurred by the director in connection with any such legal matter. In addition, we agree to maintain director and officer liability coverage in such amount as determined by our board of directors.

The foregoing description of the Indemnification Agreements is not complete and is qualified in its entirety by reference to the full text of a form of the Indemnification Agreement, a copy of which is filed herewith as Exhibit 10.4 and is incorporated herein by reference.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On October 5, 2007, we completed the acquisition of all of the outstanding capital stock of CFS pursuant to the terms of the Purchase Agreement. As consideration for the acquisition of the CFS stock, we issued 24,641,276 shares of our common stock to the Trust.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

As described in Item 1.01 above under the heading “Short-Term Promissory Note,” in connection with the completion of our acquisition of CFS on October 5, 2007, CFS was released from all liabilities and obligations under the SC Fuels Credit Facility. In consideration of CFS being released under the SC Fuels Credit Facility, CFS entered into a short-term promissory note dated October 5, 2007 payable to SC Fuels with an aggregate principal amount of $10,000,000.00 (subject to adjustment pursuant to CFS’s final closing balance sheet as of October 5, 2007, upon mutual agreement between the parties). The outstanding principal balance will accrue interest at the rate determined under the SC Fuels Credit Facility, which is currently 6.875%. The entire balance of outstanding principal and accrued interest under the short-term promissory note is due and payable in full on or before October 26, 2007. We expect to finance the repayment of the short-term promissory note to SC Fuels through borrowings under our Second Amended and Restated Financing Agreement with The CIT Group/Business Credit, Inc., as agent and a lender, SunTrust Bank, as documentation agent and a lender, and PNC Bank, National Association, and Wachovia Bank, N.A., as lenders.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

On October 5, 2007, we issued 24,641,276 shares of our common stock, par value $.001 per share, to Mr. Greinke, as Trustee of the Trust in consideration for all of the outstanding stock of CFS. In so doing, we relied upon the exemption from registration provided by Section 4(2) of the Securities Act.

On October 11, 2007, we issued 450,000 shares of common stock in a private placement to United Fuels Investment, L.P., a California limited partnership and affiliate of SC Fuels, in reliance upon the exemption to registration provided by Section 4(2) of the Securities Act and/or Rule 506 promulgated thereunder. We sold these shares of common stock for $1.51 per share, resulting in our receipt of cash proceeds of $679,500.

United Fuels Investment, L.P. represented to us that each of its partners was an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act, and that the common stock was to be acquired for its own account for investment and not with a view to, or for resale in connection with any distribution of the securities within the meaning of the Securities Act and that it must bear the economic risk of its investment for an indefinite period of time because the common stock has not been registered under any securities laws and therefore cannot be sold without registration under applicable securities laws or an exemption from such registration is available.

ITEM 5.01	CHANGES IN CONTROL OF REGISTRANT.

(a) In connection with the completion of our acquisition of CFS on October 5, 2007, we issued 24,641,276 shares of our common stock, par value $.001 per share, to Mr. Greinke, as Trustee of the Trust in exchange for all of the outstanding capital stock of CFS. As a result, the Trust now owns approximately 62.5% of the outstanding shares of our common stock and controls approximately 51.5% of the voting power represented by all our shares of voting securities, taking into account the outstanding shares of our Series A preferred stock which, in most circumstances, vote with the shares of our common stock on an as-converted basis. In addition, effective October 5, 2007, Mr. Greinke was appointed to serve on our board of directors and was named Chairman.

As described in Item 1.01 above, the parties entered into a Stockholders Agreement in connection with the issuance of the shares. The description of the Stockholders Agreement in Item 1.01 above is incorporated herein by reference.

ITEM 5.02	DEPARTURE OF CERTAIN DIRECTORS OR OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Appointment of Director

In connection with the completion of our acquisition of CFS on October 5, 2007, our board of directors expanded the size of our board from five to six directors and appointed Frank P. Greinke to the newly-created vacancy and named him Chairman of our board of directors. Thomas E. Kelly, our founder and former Chairman, was appointed Vice Chairman of our board of directors. Mr. Greinke will not serve on any of our board’s existing committees. The appointment of Mr. Greinke to our board of directors and his election as Chairman was a condition to the completion of our acquisition of CFS pursuant to the terms of the Purchase Agreement.

As described in Item 1.01 above, we and certain of our shareholders also entered into a Stockholders Agreement in connection with the completion of our acquisition of CFS relating, among other things, to Mr. Greinke’s continued service on our board of directors. The description of the Stockholders Agreement in Item 1.01 above is incorporated herein by reference.

Mr. Greinke is currently, and has been for at least the past five years, the indirect sole owner and chief executive officer of SC Fuels, a petroleum distributor. He served as a member of the board of directors of Pacific Ethanol, Inc. until October 17, 2006. Mr. Greinke is a director of the Society of Independent Gasoline Marketers of America, a former Chairman of the Southern California Chapter of the Young Presidents Organization, and serves on the board of directors of The Bank of Hemet and on the advisory board of Solis Capital Partners, Inc. He is a member of the Dean’s Advisory Board of the College of Business and Economics at California State University, Fullerton, and Chapman University’s President’s Cabinet. He was recently appointed to the position of Honorary Consul of the Republic of Georgia.

Certain Relationships and Related Transactions

In connection with the completion of our acquisition of CFS on October 5, 2007, we entered into two agreements with SC Fuels, of which Frank P. Greinke, our director and Chairman of our board of directors, is the indirect sole owner and chief executive officer. We entered into a Transition Services Agreement which provides that SC Fuels will deliver to us the same services as it was providing to CFS prior to the completion of our acquisition of CFS for a period of one year. The services to be provided by SC Fuels under this Transition Services Agreement include various general and administrative services, including accounting, tax and finance services, management information system support services, credit and collection services, insurance and risk-management services, environmental compliance services, human resources services and office rent and maintenance services. We currently anticipate that we will pay SC Fuels approximately $813,000 in exchange for the transitions services pursuant to the terms of the Transition Services Agreement during the one year period following the completion of our acquisition of CFS.

As described in Item 1.01 above, in connection with the completion of our acquisition of CFS on October 5, 2007, we also entered into a Trademark License and Supply Agreement whereby SC Fuels agreed to license to us the continued use of the SC Fuels logo and trademark at the cardlock facilities operated by CFS in exchange for our continued use of SC Fuels as the primary supplier of fuel to those sites. At current prices and based on historical sales volumes, we currently project that we will purchase approximately $220,000,000 worth of motor fuels from SC Fuels over the three year term of the Trademark License and Supply Agreement. Beginning in July 2007, we have from time to time purchased bulk fuels from SC Fuels on purchase order basis for our business. From July 2007 through September 2007, we purchased approximately $3.5 million in bulk fuel from SC Fuels in this manner. We expect this relationship with SC Fuels to continue apart from the terms of the Trademark License and Supply Agreement.

CFS is party to a lease agreement with Madrona Real Estate, LLC, a California limited liability company, of which Mr. Greinke is the indirect sole owner. This lease agreement has remained in place following the completion of our acquisition of CFS. The lease agreement has a term of ten years ending May 31, 2017 for the lease of ten premises used for cardlock facilities operated by CFS. We currently anticipate that the lease payments to SC Fuels under the lease agreement will be approximately $381,000 annually.

As described in Item 2.03 above, in connection with the completion of our acquisition of CFS, CFS entered into a short-term promissory note dated October 5, 2007 payable to SC Fuels with an aggregate principal amount of $10,000,000.00 (subject to adjustment pursuant to CFS’s final closing balance sheet as of October 5, 2007, upon mutual agreement between the parties). The outstanding principal balance will accrue interest at the rate determined under the SC Fuels Credit Facility, which is currently 6.875%. The entire balance of outstanding principal and accrued interest under the short-term promissory note is due and payable in full on or before October 26, 2007.

ITEM 7.01	REGULATION FD DISCLOSURE

On October 11, 2007, we issued a press release announcing the closing of the Purchase Agreement, a copy of which is furnished as Exhibit 99.1.

Forward-Looking Statements

This Current Report and the exhibits furnished herewith contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those forward-looking statements include all statements other than those made solely with respect to historical fact. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. These factors include, but are not limited to, the occurrence of any event, change or other circumstance described in the “Risk Factors” sections of our SEC filings. Many of the factors that will determine the outcome of the subject matter of this Current Report are beyond our ability to control or predict. We undertake no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired

To be filed by amendment within 72 days of the date of this report.

(b) Pro Forma Financial Information

To be filed by amendment within 72 days of the date of this report.

(d) The following exhibits are filed or furnished herewith:

Exhibit No.	Description

4.1
Stockholders Agreement dated October 5, 2007, by and among United Fuel & Energy Corporation, a Nevada corporation, Frank P. Greinke, Frank P. Greinke, as Trustee under the Greinke Business Living Trust dated April 20, 1999, Thomas E. Kelley, Falcon Seaboard Investment Company, L.P., and Charles McArthur.

4.2
Registration Rights Agreement dated October 5, 2007, by and between United Fuel & Energy Corporation, a Nevada corporation, and Frank P. Greinke, as Trustee under the Greinke Business Living Trust dated April 20, 1999.

10.1
Trademark License and Supply Agreement dated October 5, 2007, by and between United Fuel & Energy Corporation, a Nevada corporation, and Southern Counties Oil Co., a California limited partnership, d/b/a SC Fuels.

10.2	Amended and Restated Executive Employment Agreement dated October 5, 2007, by and between United Fuel & Energy Corporation, a Nevada corporation, and Charles McArthur.

10.3
Second Amendment to Amended and Restated Financing Agreement dated October 5, 2007, by and among The CIT Group/Business Credit, Inc., SunTrust Bank, Wachovia Bank, N.A. and PNC Bank National Association, as Lenders, CIT as administrative and collateral agent, and United Fuel & Energy Corporation, a Texas corporation, and Three D Oil Co. of Kilgore, Inc., a Texas corporation, and Cardlock Fuels System, Inc., a California corporation, and United Fuel & Energy Corporation, a Nevada corporation.

10.4	Form of Indemnification Agreement entered into by and between United Fuel & Energy Corporation, a Nevada corporation, and each of its directors on October 5, 2007.

99.1	Press release dated October 11, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED FUEL & ENERGY CORPORATION

Date: October 11, 2007	By:	/s/ Bobby W. Page
Bobby W. Page
Vice-President and Chief Financial Officer